EXXON MOBIL CORPORATION				EXHIBIT 99.2

2Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	2Q18	1Q18	4Q17	3Q17	2Q17
Upstream
United States	439	429	7,061	(238)	(183)
Non-U.S.	2,601	3,068	1,291	1,805	1,367
Total	3,040	3,497	8,352	1,567	1,184
Downstream
United States	695	319	918	391	347
Non-U.S.	29	621	646	1,141	1,038
Total	724	940	1,564	1,532	1,385
Chemical
United States	453	503	777	403	481
Non-U.S.	437	508	493	689	504
Total	890	1,011	1,270	1,092	985

Corporate and financing	(704)	(798)	(2,806)	(221)	(204)
Net income attributable to ExxonMobil (U.S. GAAP)	3,950	4,650	8,380	3,970	3,350

Earnings per common share (U.S. GAAP)	0.92	1.09	1.97	0.93	0.78
Earnings per common share
- assuming dilution (U.S. GAAP)	0.92	1.09	1.97	0.93	0.78

Exploration expenses, including dry holes	332	287	703	284	514

Capital and Exploration Expenditures, $M
Upstream
United States	1,752	1,248	1,158	1,098	756
Non-U.S.	3,103	2,511	6,457	2,077	2,030
Total	4,855	3,759	7,615	3,175	2,786
Downstream
United States	346	218	264	181	173
Non-U.S.	884	396	518	430	413
Total	1,230	614	782	611	586
Chemical
United States	414	343	389	392	414
Non-U.S.	119	122	167	1,791	121
Total	533	465	556	2,183	535
Other	9	29	46	18	18

Total Capital and Exploration Expenditures	6,627	4,867	8,999	5,987	3,925

Effective Income Tax Rate, %	44%	40%	-139%	33%	31%

Common Shares Outstanding, millions
At quarter end	4,234	4,234	4,239	4,237	4,237
Average - assuming dilution	4,271	4,270	4,270	4,271	4,271

Total Cash and Cash Equivalents, $B	3.4	4.1	3.2	4.3	4.0

Total Debt, $B	41.2	40.6	42.3	40.6	41.9

Cash Flow from Operations and Asset Sales, $B
Net cash provided by operating activities	7.8	8.6	7.4	7.5	6.9
Proceeds associated with asset sales	0.3	1.4	1.4	0.9	0.2
Cash flow from operations and asset sales	8.1	10.0	8.8	8.4	7.1

EXXON MOBIL CORPORATION

2Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	2Q18	1Q18	4Q17	3Q17	2Q17
liquids, bitumen and synthetic oil, kbd
United States	543	523	525	500	520
Canada / Other Americas	391	427	426	423	374
Europe	136	145	155	172	195
Africa	410	376	403	441	417
Asia	686	706	690	683	710
Australia / Oceania	46	39	52	61	53
Total liquids production	2,212	2,216	2,251	2,280	2,269

Natural gas production available for sale, mcfd
United States	2,591	2,576	2,753	2,899	3,083
Canada / Other Americas	226	211	240	216	203
Europe	1,136	2,542	2,266	1,326	1,442
Africa	9	9	6	6	4
Asia	3,393	3,568	3,855	3,646	3,867
Australia / Oceania	1,258	1,132	1,321	1,492	1,321
Total natural gas production available for sale	8,613	10,038	10,441	9,585	9,920

Total worldwide liquids and gas production, koebd	3,647	3,889	3,991	3,878	3,922

Refinery throughput, kbd
United States	1,529	1,518	1,379	1,435	1,601
Canada	364	408	391	385	358
Europe	1,384	1,495	1,509	1,555	1,521
Asia Pacific	714	720	728	715	664
Other Non-U.S.	114	152	200	197	201
Total refinery throughput	4,105	4,293	4,207	4,287	4,345

Petroleum product sales, kbd
United States	2,215	2,128	2,209	2,209	2,187
Canada	514	484	501	508	494
Europe	1,595	1,574	1,589	1,608	1,653
Asia Pacific	814	795	819	746	755
Other Non-U.S.	364	451	506	471	469
Total petroleum product sales	5,502	5,432	5,624	5,542	5,558

Gasolines, naphthas	2,216	2,215	2,353	2,266	2,265
Heating oils, kerosene, diesel	1,781	1,828	1,878	1,836	1,850
Aviation fuels	405	396	393	380	383
Heavy fuels	432	346	370	372	367
Specialty products	668	647	630	688	693
Total petroleum product sales	5,502	5,432	5,624	5,542	5,558

Chemical prime product sales, kt
United States	2,411	2,391	2,399	2,294	2,334
Non-U.S.	4,441	4,277	4,383	4,152	3,786
Total chemical prime product sales	6,852	6,668	6,782	6,446	6,120

EXXON MOBIL CORPORATION

2Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	2Q18 vs. 2Q17	2Q18 vs. 1Q18
Upstream
Prior Period	1,184	3,497
Realization	2,380	540
Volume / Mix	-270	-320
Downtime / Maintenance (Volume/Mix)	-150	-140
Other	-120	-180
Other	-250	-680
Downtime / Maintenance (Expenses)	-80	-70
Acquisitions / Divestments	30	-420
Other	-200	-190
Current Period	3,040	3,040
Downstream
Prior Period	1,385	940
Margin	260	630
Volume / Mix	-210	-280
Sales	100	50
Downtime / Maintenance (Volume/Mix)	-420	-390
Other	110	60
Other	-710	-570
Downtime / Maintenance (Expenses)	-200	-230
Forex	-240	-210
Acquisitions / Divestments	-130	-30
Other	-140	-100
Current Period	724	724
Chemical
Prior Period	985	1,011
Margin	-210	-90
Volume / Mix	120	50
Other	-10	-80
Current Period	890	890

Upstream Volume Factor Analysis, koebd
Prior Period	3,922	3,889
Entitlements	-55	5
Divestments	-65	-20
Downtime / Maintenance	-75	-65
Gas Demand	-30	-210
Growth / Decline / Other	-50	45
Current Period	3,647	3,647

Sources and Uses of Funds, $B	2Q18
Beginning Cash	4.1
Earnings	4.0
Depreciation	4.6
Working Capital / Other	-0.8
Proceeds Associated with Asset Sales	0.3
PP&E Adds / Investments and Advances [1]	-5.4
Shareholder Distributions	-3.5
Debt / Other Financing	0.1
Ending Cash	3.4

1PP&E Adds / Investments and Advances includes PP&E adds of ($4.9B) and net advances of ($0.5B)

EXXON MOBIL CORPORATION

2Q18 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Average Realization Data	2Q18	1Q18	4Q17	3Q17	2Q17
United States
ExxonMobil
Crude ($/b)	64.87	60.07	54.12	44.75	43.58
Natural Gas ($/kcf)	2.57	2.91	2.70	2.82	2.96

Benchmarks
WTI ($/b)	68.00	62.88	55.35	48.16	48.24
ANS-WC ($/b)	73.89	67.16	61.42	52.01	50.75
Henry Hub ($/mbtu)	2.80	3.01	2.93	2.99	3.19

Non-U.S.
ExxonMobil
Crude ($/b)	66.35	57.78	55.55	47.45	44.48
Natural Gas ($/kcf)	6.88	6.70	5.77	5.26	5.26
European NG ($/kcf)	6.93	6.60	6.04	5.21	5.18

Benchmarks
Brent ($/b)	74.35	66.76	61.39	52.08	49.83

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the second quarter of 2018.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.